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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 14, 2002

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                            Serologicals Corporation
                            ------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

                                     0-26126
                                     -------
                            (Commission File Number)

                                   58-2142225
                                   ----------
                      (IRS Employer Identification Number)

                        5655 Spalding Drive, Norcross, GA
                        ---------------------------------
                    (Address of principal executive offices)

                                      30092
                                      -----
                                   (Zip Code)

                             Registrant's telephone
                   number, including area code: 678-728-2000

                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)

                                                Exhibit Index Located on Page: 2
                                                        Total Number of Pages: 3

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits

         The following Exhibits are furnished as part of this Report to the extent described in Item 9.

         EXHIBIT NO.       DESCRIPTION OF EXHIBITS
         -----------       -----------------------
         99.1              Statement Under Oath of Principal Executive Officer
                           and Principal Financial Officer Regarding Facts and
                           Circumstances Relating to Exchange Act Filings, signed by David A. Dodd, President and Chief
                           Executive Officer.

         99.2 Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings, signed by Harold W. Ingalls, Vice President, Finance and Chief Financial Officer.

         99.3 Press Release, dated August 12, 2002, disclosing the intention to voluntarily comply by the President and Chief Executive Officer and the Vice President, Finance and Chief Financial Officer of the Registrant, with the requirements of the Securities and Exchange Commission's June 27, 2002 order.

         99.4 Press Release, dated August 14, 2002, disclosing the voluntary compliance by the President and Chief Executive Officer and the Vice President, Finance and Chief Financial Officer of the Registrant, with the requirements of the Securities and Exchange Commission's June 27, 2002 order.

ITEM 9. REGULATION FD DISCLOSURE.

         On August 14, 2002, David A. Dodd, President and Chief Executive Officer, and Harold W. Ingalls, Vice President, Finance and Chief Financial Officer, of Serologicals Corporation, voluntarily complied with the requirements of the June 27, 2002 order of the Securities and Exchange Commission that required the principal executive officer and the principal financial officer of certain publicly traded companies to file statements under oath regarding the filings of such companies pursuant to the Securities Exchange Act of 1934. Such voluntary certifications and two press releases issued by the Registrant announcing the same are furnished with this Report.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 14, 2002



                                       SEROLOGICALS CORPORATION



                                       By: /s/ Harold W. Ingalls
                                          --------------------------------------
                                          Harold W. Ingalls
                                          Vice President, Finance and Chief
                                          Financial Officer